Exhibit 10.2

EXECUTION VERSION

SIXTH AMENDMENT
SIXTH AMENDMENT, dated as of February 8, 2018 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of March 5, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested that the outstanding Revolving Facility Commitments and Revolving Facility Loans, if any, be refinanced with a new revolving facility (the “Amended Revolving Facility”) in accordance with Section 10.08(e) of the Credit Agreement by obtaining Extended 2023 Revolving Commitments (as defined in Section 8 of this Amendment) and having existing Revolving Facility Loans be refinanced as provided herein;

WHEREAS, JPMorgan Chase Bank, N.A. is the lead arranger and bookrunner for the Amended Revolving Facility (in such capacity, the “Lead Arranger”), and Barclays Bank PLC, Suntrust Robinson Humphrey, Inc., Goldman Sachs Bank USA, Capital One, N.A., Credit Agricole Corporate and Investment Bank, Citizens Bank, N.A., Bank of America, N.A., BMO Capital Markets Corp., TD Securities, the Bank of Nova Scotia, Santander Bank, N.A., Wells Fargo Bank, National Association and Credit Suisse Securities (USA) LLC are the joint lead arrangers and joint bookrunners for the Amended Revolving Facility;

WHEREAS, the loans under the Amended Revolving Facility (the “Extended 2023 Revolving Loans”) will replace and refinance the currently outstanding Revolving Facility Loans;

WHEREAS, except as otherwise provided herein, the Extended 2023 Revolving Commitments and Extended 2023 Revolving Loans will have the same terms as the Revolving Facility Commitments and Revolving Facility Loans, as the case may be, currently outstanding under the Credit Agreement (such existing Revolving Facility Commitments, the “Existing Revolving Commitments”; such existing Revolving Facility Loans, collectively, the “Existing Revolving Loans”; and the Lenders holding such Existing Revolving Commitments, collectively, the “Existing Revolving Lenders”);

WHEREAS, the lenders under the Amended Revolving Facility (collectively, the “Extended 2023 Revolving Lenders”) are severally willing to make Extended 2023 Revolving Loans from time to time and provide Extended 2023 Revolving Commitments, subject to the terms and conditions set forth in this Amendment and the Credit Agreement as amended hereby;

WHEREAS, Section 10.08(e) of the Credit Agreement permits the Borrower to amend the Credit Agreement, with the written consent of the Administrative Agent and the Extended 2023 Revolving Lenders, to refinance the Existing Revolving Loans with the proceeds of the Amended Revolving Facility, and to replace the Existing Revolving Commitments with the Extended 2023 Revolving Commitments, which constitute Replacement Revolving Commitments, under the Credit Agreement;

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower wishes to obtain Incremental Revolving Facility Commitments (as defined in the Credit Agreement);

WHEREAS, Section 2.20 of the Credit Agreement permits the Borrower to amend the Credit Agreement, with the written consent of the Administrative Agent and the Incremental Revolving Facility Lenders (as defined in the Credit Agreement), to include Incremental Revolving Facility Commitments; and

WHEREAS, the Borrower, the Extended 2023 Revolving Lenders, the Incremental Revolving Facility Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1.Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
SECTION 2.    Amendments to Article I of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:
(a)The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:
“Extended 2023 Revolving Commitments” shall have the meaning assigned to such term in the Sixth Amendment.

“Extended 2023 Revolving Loans” shall have the meaning assigned to such term in the Sixth Amendment.

“Sixth Amendment” shall mean the Sixth Amendment, dated as of the Sixth Amendment Effective Date, to this Agreement.

“Sixth Amendment Effective Date” shall mean February 8, 2018.

(b)The definition of “ABR” is hereby amended by adding the following sentence as the last sentence of such definition:
“If the ABR is being used as an alternate rate of interest pursuant to Section 2.14 hereof, then the ABR shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above.”
(c)The definition of “Apple Ridge Documents” is hereby amended and restated in its entirety as follows:
“Apple Ridge Documents” shall mean the Purchase Agreement, dated as of April 25, 2000, as amended, by and between Cartus Corporation and Cartus Financial Corporation, the Receivables Purchase Agreement, dated as of April 25, 2000, as amended, by and between Cartus Financial Corporation and Apple Ridge Services Corporation, the Master Indenture, dated as of April 25, 2000, as amended, by and between Apple Ridge Funding LLC and U.S. Bank National Association, the Transfer and Servicing Agreement, dated as of April 25, 2000, as amended, by and among Apple Ridge Services Corporation, Cartus Corporation, Cartus Financial Corporation, Apple Ridge Funding LLC and U.S. Bank National Association, the Performance Guaranty, dated as of May 12, 2006, as amended, by Realogy Corporation in favor of Apple Ridge Funding, LLC and Cartus Financial Corporation, the Ninth Omnibus Amendment, dated as of June 11, 2015, by and among Cartus Corporation, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC, Realogy Group LLC, U.S. Bank National Association, the managing agents party to the Note Purchase Agreement and Crédit Agricole Corporate and Investment Bank, the Tenth Omnibus Amendment, dated as of June 9, 2017, by and among Cartus Corporation, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC, Realogy Group LLC, U.S. Bank National Association, the managing agents party to the Note Purchase Agreement and Crédit Agricole Corporate and Investment Bank, the Note Purchase Agreement, dated as of December 14, 2011, as amended, by and among Apple Ridge Funding LLC, Cartus Corporation, the purchasers and the managing agents from time to time parties thereto, and Crédit Agricole Corporate and Investment Bank (the “Note Purchase Agreement”), the Series 2011-1 Indenture Supplement, dated as of December 16, 2011, by and between Apple Ridge Funding LLC and U.S. Bank National Association, the Instrument of Resignation, Appointment and Acceptance, dated as of December 16, 2011, by and among The Bank of New York Mellon, as resigning indenture trustee, paying agent, authentication agent, and transfer agent and registrar, U.S. Bank National Association, as replacement indenture trustee, paying agent, authentication agent, and transfer agent and registrar, Cartus Corporation, Cartus Financial Corporation and Apple Ridge Service Corporation, and each other agreement or other document contemplated by or entered into in connection with and/or in replacement of the foregoing, each as amended, restated, refinanced, modified or supplemented on or prior to the Closing Date.
(d)The definition of “Applicable Pricing Grid” is hereby amended and restated in its entirety as follows:
“Applicable Pricing Grid” shall mean, with respect to Revolving Facility Loans and the Commitment Fee, the table set forth below:

Senior Secured Leverage Ratio	Applicable Margin for Eurocurrency Revolving Loans	Applicable Margin for ABR Revolving Loans	Applicable Commitment Fee
Greater than 3.50:1.00	2.50%	1.50%	0.45%
Less than or equal to 3.50:1.00 but greater than or equal to 2.50:1.00	2.25%	1.25%	0.40%
Less than 2.50:1.00 but greater than or equal to 2.00:1.00	2.00%	1.00%	0.35%
Less than 2.00:1.00	1.75%	0.75%	0.35%

For purposes of the Applicable Pricing Grid, changes in the Applicable Margin resulting from changes in the Senior Secured Leverage Ratio shall become effective on the date that is three Business Days after the date on which financial statements are delivered to the Lenders pursuant to Section 5.04 (the “Revolving Facility Adjustment Date”) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 5.04, then, at the option of the Administrative Agent or the Required Lenders, until the date that is three Business Days after the date on which such financial statements are delivered, the pricing level that is one pricing level higher than the pricing level theretofore in effect shall apply as of the first Business Day after the date on which such financial statements were to have been delivered but were not delivered. Each determination of the Senior Secured Leverage Ratio pursuant to the Applicable Pricing Grid shall be made in a manner consistent with the determination thereof pursuant to Section 6.10.
(e)The definition of “Federal Funds Effective Rate” is hereby amended and restated in its entirety as follows:
"Federal Funds Effective Rate" shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to JPMCB on such day on such transactions as determined by the Administrative Agent; provided, further, that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
(f)The definition of “Ineligible Institution” is hereby amended and restated in its entirety as follows:

“Ineligible Institution” shall mean the persons identified on Schedule 1.01I on the Closing Date, and as may be identified in writing to the Administrative Agent by the Borrower from time to time thereafter, with the written consent of the Administrative Agent, by delivery of a notice thereof to the Administrative Agent (such notice to be made available to the Lenders) setting forth such person or persons (or the person or persons previously identified to the Administrative Agent that are to be no longer considered "Ineligible Institutions"); provided, that such notice identifying a person as an “Ineligible Institution” shall not be deemed to apply retroactively to any person that has become a Lender or Participant hereunder prior to the date of such notice.
(g)The definition of “LIBO Rate” is hereby amended and restated in its entirety as follows:
“LIBO Rate” shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, the rate per annum equal to the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) (“IBA LIBOR”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided, that if such rate is not available at such time for any reason, then the “LIBO Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurocurrency Loan being made, continued or converted by JPMCB and with a term equivalent to such Interest Period would be offered by JPMCB’s London Branch to major banks in the London interbank Eurocurrency market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period, provided, further, that if such rate as published by ICE Benchmark Administration (or other applicable source) shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
(h)The definition of “Revolving Facility Maturity Date” is hereby amended and restated in its entirety as follows:
“Revolving Facility Maturity Date” shall mean “February 8, 2023”.
(i)The definition of “Revolving Facility Commitment” is hereby amended and restated in its entirety as follows:
“Revolving Facility Commitment” shall mean, with respect to each Revolving Facility Lender, the commitment of such Revolving Facility Lender: (i) prior to the Sixth Amendment Effective Date, to make Revolving Facility Loans pursuant to Section 2.01, expressed as an amount representing the maximum aggregate permitted amount of such Revolving Facility Lender’s Revolving Facility Credit Exposure hereunder or (ii) on and after the Sixth Amendment Effective Date, (a) to continue its Existing Revolving Loans (as defined in the Sixth Amendment) as Extended 2023 Revolving Loans or (b) to make Extended 2023 Revolving Loans as provided for in the Sixth Amendment, in each case as such commitments may be or have been (a) reduced from time to time pursuant to Section 2.08, (b) reduced or increased from time to time pursuant to assignments by or to such Lender under Section 10.04, and (c) increased as provided under Section 2.20. The amount of each Lender’s Revolving Facility Commitment as of the Sixth Amendment Effective Date is set forth on Schedule 2.01, or in the Assignment and Acceptance or Incremental Assumption Agreement pursuant to which such Lender shall have assumed its Revolving Facility Commitment (or Incremental Revolving Facility Commitment), as applicable. The aggregate amount of the Lenders’ Revolving Facility Commitments on, and after giving effect to, the Sixth Amendment Effective Date (including after giving effect to the Incremental Revolving Facility Commitments established by the Sixth Amendment) is $1,400.0 million.
(j)The definition of “Revolving Facility Loan” is hereby amended and restated in its entirety as follows:
“Revolving Facility Loan” shall mean (i) prior to the Sixth Amendment Effective Date, a Loan made by a Revolving Facility Lender pursuant to Section 2.01(b) or (ii) on and after the Sixth Amendment Effective Date, any Extended 2023 Revolving Loans made or continued pursuant to the Sixth Amendment.
SECTION 3.    Amendments to Article II of the Credit Agreement.
(a)Section 2.01 of the Credit Agreement is hereby amended as of the Sixth Amendment Effective Date by adding the following sentence immediately before the last sentence of Section 2.01(b):
“Following the making or continuation thereof, as applicable, on the Sixth Amendment Effective Date, the Extended 2023 Revolving Loans shall constitute Revolving Facility Loans, as applicable, in all respects.”
(b)Section 2.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“SECTION 2.14. Alternate Rate of Interest. (a) If prior to the commencement of any Interest Period for a Eurocurrency Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable (including, without limitation, because the IBA LIBOR is not available or published on a current basis), for such Interest Period; or

(ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective and (B) if any

Borrowing Request requests a Eurocurrency Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

(b) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but the supervisor for the administrator of the IBA LIBOR or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the IBA LIBOR shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 10.08, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.14(b), only to the extent the IBA LIBOR for such Interest Period is not available or published at such time on a current basis), (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective and (y) if any Borrowing Request requests a Eurocurrency Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.”

SECTION 4.    Amendment to Article III of the Credit Agreement.
(a)The Credit Agreement is hereby amended by adding a new Section 3.24 as follows:
“SECTION 3.24. ERISA Matters. As of the Sixth Amendment Effective Date, the Borrower is not and will not be (i) an employee benefit plan subject to Part 4 of Subtitle B of Title I of ERISA, (ii) a plan or account subject to Section 4975 of the Code, (iii) an entity deemed to hold “plan assets” of any such plans or account for purposes of ERISA or the Code, as determined pursuant to Section 3(42) of ERISA or (iv) a “Governmental plan” within the meaning of Section 3(32) of ERISA.”
SECTION 5.    Amendments to Article V of the Credit Agreement.
(a)Section 5.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence (in the case of the Borrower, in a United States jurisdiction), except, in the case of a Subsidiary of the Borrower, where the failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and except as otherwise expressly permitted under Section 6.05; provided that the Borrower may liquidate or dissolve one or more Subsidiaries if the assets of such Subsidiaries to the extent they exceed estimated liabilities are acquired by the Borrower or a Wholly Owned Subsidiary of the Borrower in such liquidation or dissolution, except that Subsidiary Loan Parties may not be liquidated into Subsidiaries that are not Loan Parties and Domestic Subsidiaries may not be liquidated into Foreign Subsidiaries except as permitted under Section 6.04.”

(b)Section 5.09 of the Credit Agreement is hereby amended as of the Sixth Amendment Effective Date by adding the following sentence immediately after the last sentence of Section 5.09:
“Notwithstanding anything contained in this Agreement to the contrary, no Mortgage shall be executed and delivered with respect to any real property unless and until each Lender has received, at least twenty Business Days prior to such execution and delivery, a life of loan flood zone determination and such other documents as it may reasonably request to complete its flood insurance due diligence and has confirmed to the Administrative Agent that flood insurance due diligence and flood insurance compliance has been completed to its satisfaction.”

SECTION 6.    Amendments to Article X of the Credit Agreement.
(a)Section 10.04(b)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (each, an "Assignee") all or a portion of its rights and obligations under this Agreement (including all or a portion of its Credit-Linked Deposits, its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A) the Borrower; provided, that (A) no consent of the Borrower shall be required for an assignment to a Lender, an affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default under Sections 8.01(b), (c), (h) or (i) has occurred and is continuing, any other person and (B) the Borrower shall be deemed to have consented to any assignment unless the Borrower has objected thereto by written notice to the Administrative Agent within 10 Business Days after having received notice thereof; and

(B) the Administrative Agent; provided, that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan or such Lender's Credit-Linked Deposits to a Lender, an Affiliate of a Lender or an Approved Fund.

(b)Section 10.04(b)(ii)(A) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(A)    except in the case of an assignment to a Lender, an affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender's Credit-Linked-Deposits, Commitments or Loans under any Facility, the amount of the Credit-

Linked-Deposits, Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than (x) $500,000 in the case of Credit-Linked Deposits or Term Loans and (y) $5.0 million in the case of Revolving Facility Loans or Revolving Facility Commitments, unless each of the Borrower and the Administrative Agent otherwise consent; provided that contemporaneous assignments by a Lender to two or more of its Approved Funds shall be treated as a single assignment for purposes of determining whether such minimum amount has been met; provided, further, that no such consent of the Borrower shall be required if an Event of Default under Sections 8.01(b), (c), (h) or (i) has occurred and is continuing;”

(c)Section 10.16(F) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(F) to any direct or indirect contractual counterparty in Swap Agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by provisions substantially similar to the provisions of this Section 10.16)."

SECTION 7.    Amendment to Schedule 2.01 of the Credit Agreement. The Revolving Facility Commitments set forth in Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety by the Revolving Facility Commitments set forth in Schedule 2.01 of this Amendment.
SECTION 8.    Extended 2023 Revolving Commitments.
(a)    The Extended 2023 Revolving Commitment of each Extended 2023 Revolving Lender will be available to the Borrower on and after the Sixth Amendment Effective Date. The “Extended 2023 Revolving Commitment” of any Extended 2023 Revolving Lender will be the amount set forth opposite such Lender on Schedule 2.01 (as amended pursuant to Section 7 hereof) to the Credit Agreement. The obligation of each Extended 2023 Revolving Lender to make Extended 2023 Revolving Loans and to provide Extended 2023 Revolving Commitments on the Sixth Amendment Effective Date is subject to the satisfaction of the conditions set forth in Section 10 of this Amendment.
(b)    On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to (i) “Revolving Facility Commitments” shall be deemed a reference to the Extended 2023 Revolving Commitments contemplated hereby and (ii) “Revolving Facility Loans” shall be deemed a reference to Extended 2023 Revolving Loans contemplated hereby, as the case may be, except as the context may otherwise require.
(c)    On the Sixth Amendment Effective Date, all Existing Revolving Loans shall be repaid, together with accrued interest and other fees and expenses then due and payable, in accordance with the terms and conditions of the Credit Agreement as in effect immediately prior to the Sixth Amendment Effective Date, and reborrowed as Extended 2023 Revolving Loans in accordance with Sections 2.02 and 2.03 of the Credit Agreement. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Revolving Lender in respect of such Lender’s Existing Revolving Loans to the same extent expressly set forth therein.

(d)    A Person shall become a party to the Credit Agreement as amended hereby (including all of the rights and obligations thereunder) as a Lender thereunder and an Extended 2023 Revolving Lender as of the Sixth Amendment Effective Date by executing and delivering, on or prior to the Sixth Amendment Effective Date, a signature page hereto in its capacity as an Extended 2023 Revolving Lender.
SECTION 9.    Incremental Revolving Facility Commitments.
(a)    The Borrower has requested $350,000,000 of Incremental Revolving Facility Commitments and that the date on which such Incremental Revolving Facility Commitments become effective be the Sixth Amendment Effective Date, and each Extended 2023 Revolving Lender has severally agreed to provide an Incremental Revolving Facility Commitment in the amount equal to the excess of the amount set forth opposite such Extended 2023 Revolving Lender on Schedule 2.01 hereto over its Existing Revolving Commitment.
(b)    On the Sixth Amendment Effective Date immediately following the effectiveness of the other amendments set forth in Sections 2, 3 and 7 above (other than the amendments set forth in Section 2(b), Section 2(c), Section 2(e), Section 2(f), Section 2(g) and Section 3(b)) and immediately prior to the effectiveness of the amendments set forth in Section 2(b), Section 2(c), Section 2(e), Section 2(f), Section 2(g), Section 3(b), Section 4, Section 5 and Section 6, this Amendment shall constitute an “Incremental Assumption Agreement” pursuant to Section 2.20 of the Credit Agreement, the Incremental Revolving Facility Commitments referred to in Section 9(a) above shall constitute additional “Revolving Facility Commitments” and any loans made pursuant to such Incremental Revolving Facility Commitments shall constitute “Revolving Facility Loans” under the Credit Agreement as set forth in this Section 9. After giving effect to the Incremental Revolving Facility Commitments referred to in Section 9(a) above, as of the Sixth Amendment Effective Date, the Revolving Facility Lenders shall be sufficient to constitute Required Lenders for purposes of the amendments set forth in Section 2(b), Section 2(c), Section 2(e), Section 2(f), Section 2(g), Section 3(b), Section 4, Section 5 and Section 6.
(c)    The Incremental Revolving Facility Commitments shall have the same terms and conditions as those of the Existing Revolving Commitments existing immediately prior to the Sixth Amendment Effective Date, including, for the avoidance of doubt, each of the terms and conditions existing under the Credit Agreement as amended by this Amendment.
(d)    Following the Sixth Amendment Effective Date, the Incremental Revolving Facility Commitments referred to in Section 9(a) shall be Extended 2023 Revolving Commitments and all Revolving Facility Loans shall be made in accordance with the aggregate Revolving Facility Commitments of the Revolving Facility Lenders after giving effect to the Incremental Revolving Facility Commitments contemplated hereby. Pursuant to Section 2.20(d) of the Credit Agreement, the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Revolving Facility Loans, including in respect of the Incremental Revolving Facility Commitments contemplated hereby, when originally made, are included in each Borrowing of outstanding Revolving Facility Loans on a pro rata basis.
SECTION 10.    Effectiveness. This Amendment (including the Incremental Revolving Facility Commitments provided herein) shall become effective as of the date (the “Sixth Amendment Effective Date”) on which the following conditions have been satisfied:

(a)    The Administrative Agent (or its counsel) shall have received a duly executed and completed counterpart hereof that bears the signature of (i) the Borrower, (ii) each Extended 2023 Revolving Lender, (iii) each Incremental Revolving Facility Lender and (iv) the Administrative Agent.
(b)    The Administrative Agent shall have received an Acknowledgment and Confirmation in the form of Annex I hereto from an authorized officer of each Loan Party.
(c)    The Administrative Agent shall have received all fees payable thereto or to any Lender on or prior to the Sixth Amendment Effective Date.
(d)    To the extent invoiced, the Administrative Agent shall have received reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP) in connection with this Amendment and any other reasonable out-of-pocket expenses required to be reimbursed or paid by the Loan Parties under the Credit Agreement or under any Loan Document.
(e)    No Event of Default or Default shall have occurred and be continuing.
(f)    The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that, (i) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents, as amended by this Amendment, are true and correct in all material respects on and as of the Sixth Amendment Effective Date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 3.18 of the Credit Agreement, which shall be true and correct in all material respects as of the Sixth Amendment Effective Date)); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects, and (ii) no Default or Event of Default has occurred and is continuing on the Sixth Amendment Effective Date after giving effect to this Amendment.
(g)    The Administrative Agent shall have received, on behalf of itself and the Lenders on the Sixth Amendment Effective Date (after giving effect hereto), a favorable written opinion of (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and (ii) local counsel reasonably satisfactory to the Administrative Agent as specified on Schedule 4.02(b) to the Credit Agreement, in each case (A) dated the Sixth Amendment Effective Date, (B) addressed to the Administrative Agent, the Extended 2023 Revolving Lenders and the Incremental Revolving Facility Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Amendment and the other Loan Documents as the Administrative Agent shall reasonably request.
(h)    The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (i), (ii) and (iii) below:
(i)    a copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Loan Party, (A) in the case of a corporation, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of each such Loan Party as of a recent date from such Secretary of State (or other similar official) or (B) in the case of a partnership or limited liability company, certified by the Secretary or Assistant Secretary of each such Loan Party;
(ii)    a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Sixth Amendment Effective Date and certifying:
(A)    that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the Sixth Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below,
(B)    that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Sixth Amendment Effective Date,
(C)    that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above, and
(D)    as to the incumbency and specimen signature of each officer executing any Loan Document (including the Acknowledgment and Confirmation in the form of Annex I hereto) or any other document delivered in connection herewith on behalf of such Loan Party; and
(iii)     a certificate of a director or another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (ii) above.
(i)    The Lenders shall have received a solvency certificate in form and substance reasonably satisfactory to the Administrative Agent and signed by the Chief Financial Officer of the Borrower.
(j)    The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act, requested not less than five business days prior to the date hereof.
(k)    The Borrower shall be in Pro Forma Compliance after giving effect to the Incremental Revolving Facility Commitments requested and provided hereby on the Sixth Amendment Effective Date.

SECTION 11.    Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that as of the Sixth Amendment Effective Date:
11.1.     This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
11.2.     Each of the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Sixth Amendment Effective Date with the same effect as though made on and as of the Sixth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 3.18 of the Credit Agreement, which shall be true and correct in all material respects as of the Sixth Amendment Effective Date)); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects.
SECTION 12.    Effect of Amendment.
12.1.     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
12.2.     On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment and the Acknowledgment and Confirmation shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
12.3.    Except as expressly provided herein or in the Credit Agreement, the Amended Revolving Facility shall be subject to the terms and provisions of the Credit Agreement and the other Loan Documents.
SECTION 13.    General.
13.1.     GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
13.2.     Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, primary counsel for the Administrative Agent, the Lead Arrangers and the Lenders.
13.3.     Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.
13.4.    Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
13.5.    FATCA Grandfathered Status. Solely for purposes of determining withholding Taxes under FATCA, from and after the Sixth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Extended 2023 Revolving Lenders hereby authorize the Administrative Agent to treat) the Extended 2023 Revolving Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
REALOGY GROUP LLC, as Borrower

By:	/s/ ANTHONY E. HULL Name: Anthony E. Hull Title: Executive Vice President and Treasurer
REALOGY INTERMEDIATE HOLDINGS, LLC, as Holdings

By:	/s/ ANTHONY E. HULL Name: Anthony E. Hull Title: Executive Vice President and Treasurer

Signature Page to Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ CHIARA CARTER Name: Chiara Carter Title: Executive Director

Signature Page to Amendment

BARCLAYS BANK PLC,
as an Extended 2023 Revolving Lender and
as an Incremental Revolving Facility Lender

By:	/s/ CHRIS WALTON Name: Chris Walton Title: Director

Signature Page to Amendment

SunTrust Bank,
as an Extended 2023 Revolving Lender and
as an Incremental Revolving Facility Lender

By:	/s/ JOHNETTA BUSH Name: Johnetta Bush Title: Director

GOLDMAN SACHS BANK USA,
as an Extended 2023 Revolving Lender and
as an Incremental Revolving Facility Lender

By:	/s/ ANNIE CARR Name: Annie Carr Title: Authorized Signatory

Capital One, N.A.,
as an Extended 2023 Revolving Lender and
as an Incremental Revolving Facility Lender

By:	/s/ ANDREW CRAIN Name: Andrew Crain Title: Duly Authorized Signatory

Credit Agricole Corporate and Investment Bank.,
as an Extended 2023 Revolving Lender and
as an Incremental Revolving Facility Lender

By:	/s/ Name: Title:

By:	/s/ BRAD MATTHEWS Name: Brad Matthews Title: Director

CITIZENS BANK, N.A. as an Extended 2023 Revolving Lender and
as an Incremental Revolving Facility Lender

By:	/s/ DONALD A. WRIGHT Name: Donald A. Wright Title: SVP

BANK OF AMERICA, N.A., as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ SUZANNE E. PICKETT Name: Suzanne E. Pickett Title: Vice President

Bank of Montreal,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ SEAN BALL Name: Sean Ball Title: Director

The Toronto-Dominion Bank, New York Branch,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ SAVO BOZIC Name: Savo Bozic Title: Authorized Signatory

THE BANK OF NOVA SCOTIA, as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ MICHAEL GRAD Name: Michael Grad Title: Director

Santander Bank, N.A.,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ TIMOTHY MAHER Name: Timothy Maher Title: Senior Vice President

WELLS FARGO BANK, N.A.,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ MICHAEL T. O'BRIEN Name: Michael T. O'Brien Title: Managing Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ CHRISTOPHER DAY Name: Christopher Day Title: Authorized Signatory

By:	/s/ STEFAN HUMMEL Name: Stefan Hummel Title: Authorized Signatory

PEOPLE'S UNITED BANK, NATIONAL ASSOCIATION,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ JAMES RILEY Name: James Riley Title: Senior Vice President

COMERICA BANK,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ THOMAS M HICKS Name: Thomas M Hicks Title: Vice President

COMPASS BANK D/B/A BBVA COMPASS,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ RAJ NAMBIAR Name: Raj Nambiar Title: Sr. Vice President

Fifth Third Bank,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ VALERIE SCHANZER Name: Valerie Schanzer Title: Managing Director

Signature Bank, as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ RICHARD OHL Name: Richard Ohl Title: Vice President, Sr. Lender

Crédit Industriel et Commercial, New York Branch, as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ CLIFFORD ABRAMSKY Name: Clifford Abramsky Title: Managing Director

By:	/s/ GARRY WEISS Name: Garry Weiss Title: Managing Director

Texas Capital Bank, N.A.,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ CHRIS WHEELER Name: Chris Wheeler Title: Executive Vice President

WEBSTER BANK, NATIONAL ASSOCIATION,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ STEVEN W. COLLINS Name: Steven W. Collins Title: Executive Vice President

STIFEL BANK & TRUST,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ MATTHEW L. DIEHL Name: Matthew L. Diehl Title: Senior Vice President

FLUSHING BANK,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ DAHIANARA VILLACRES Name: Dahianara Villacres Title: AVP, Credit Relationship Mgr.

CHANG HWA COMMERICAL BANK LTD., NEW YORK BRANCH,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ JERRY LIU Name: Jerry Liu Title: A.V.P & A.G.M.

Liberty Bank,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ CARLA BALESANO Name: Carla Balesano Title: Senior Vice President

TriState Capital Bank,
as an Extended 2023 Revolving Lender and as an Incremental Revolving Facility Lender

By:	/s/ ELLEN FRANK Name: Ellen Frank Title: Senior Vice President

Annex I

ACKNOWLEDGMENT AND CONFIRMATION
(a)    Reference is made to the SIXTH AMENDMENT, dated as of February 8, 2018 (the “Amendment”; capitalized terms used herein without definition shall have the meanings therein), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 5, 2013 (as amended, modified, restated and supplemented from time to time prior to the effectiveness of the Amendment, the “Credit Agreement”), among Realogy Intermediate Holdings LLC (“Holdings”), Realogy Group LLC (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.
(b)    The Credit Agreement is being amended and the Borrower is obtaining (i) Extended 2023 Revolving Loans to refinance the Existing Revolving Loans and Extended 2023 Revolving Commitments to replace the Existing Revolving Commitments and (ii) Incremental Revolving Facility Commitments, in each case, pursuant to the Amendment as set forth therein (the “Amended Credit Agreement”). Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party:
(i)    all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of the Amendment; and
(ii)    all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related guarantees.
(c)    This Acknowledgment and Confirmation shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement).

(d)    THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(e)    This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgment and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Acknowledgment and Confirmation by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Confirmation to be duly executed and delivered as of the date first written above.
REALOGY GROUP, LLC
By:    /s/ ANTHONY E. HULL
    Name: Anthony E. Hull
    Title: Executive Vice President and Treasurer

REALOGY INTERMEDIATE HOLDINGS LLC
By:    /s/ ANTHONY E. HULL
    Name: Anthony E. Hull
    Title: Executive Vice President and Treasurer

Signature Page to Acknowledgment and Confirmation

SUBSIDIARY GUARANTORS:
CASTLE EDGE INSURANCE AGENCY, INC.
REALOGY OPERATIONS LLC
REALOGY SERVICES GROUP LLC
REALOGY SERVICES VENTURE PARTNER LLC

By: /s/ ANTHONY E. HULL
Name: Anthony E. Hull
Title: Chief Financial Officer

CARTUS CORPORATION
MID-ATLANTIC SETTLEMENT SERVICES LLC
TRG MARYLAND HOLDINGS LLC
NRT QUEENS LLC
ON COLLABORATIVE, INC.
ON COLLABORATIVE LLC
SOTHEBY’S INTERNATIONAL REALTY GLOBAL
DEVELOPMENT ADVISORS LLC
SOTHEBY’S INTERNATIONAL REALTY REFERRAL COMPANY INC.
NRT PROPERTY MANAGEMENT COLORADO LLC
NRT PROPERTY MANAGEMENT HAWAII LLC
NRT PROPERTY MANAGEMENT NEVADA LLC
NRT PROPERTY MANAGEMENT OHIO LLC
NRT PROPERTY MANAGEMENT TENNESSEE LLC
NRT PROPERTY MANAGEMENT UTAH LLC
NRT VACATION RENTALS ARIZONA LLC
NRT VACATION RENTALS DELAWARE LLC
NRT VACATION RENTALS FLORIDA LLC
NRT VACATION RENTALS MARYLAND LLC
NRT VACATION RENTALS CALIFORNIA, INC.
TITLE RESOURCE GROUP SETTLEMENT SERVICES, LLC

By: /s/ ANTHONY E. HULL
Name: Anthony E. Hull
Title: Executive Vice President and Treasurer

TRG VENTURE PARTNER LLC

By: /s/ ANTHONY E. HULL
Name: Anthony E. Hull
Title: Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Acknowledgment and Confirmation

AMERICAN TITLE COMPANY OF HOUSTON
BURNET TITLE HOLDING LLC
BURNET TITLE LLC
CASE TITLE COMPANY
CORNERSTONE TITLE COMPANY
EQUITY TITLE COMPANY
EQUITY TITLE MESSENGER SERVICE HOLDING LLC
GUARDIAN HOLDING COMPANY
GUARDIAN TITLE AGENCY, LLC
KEYSTONE CLOSING SERVICES LLC
LAKECREST TITLE, LLC
LAND TITLE AND ESCROW, INC.
MARKET STREET SETTLEMENT GROUP LLC
NATIONAL COORDINATION ALLIANCE LLC
NRT SETTLEMENT SERVICES OF MISSOURI LLC
PROCESSING SOLUTIONS LLC
SECURED LAND TRANSFERS LLC
ST. JOE TITLE SERVICES LLC
TEXAS AMERICAN TITLE COMPANY
TITLEONE CORPORATION
TITLEONE EXCHANGE COMPANY
TITLE RESOURCE GROUP AFFILIATES HOLDINGS LLC
TITLE RESOURCE GROUP HOLDINGS LLC
TITLE RESOURCE GROUP LLC
TITLE RESOURCE GROUP SERVICES LLC
TRG SETTLEMENT SERVICES, LLP

By: /s/ THOMAS N. RISPOLI
Name: Thomas N. Rispoli
Title: Chief Financial Officer

Signature Page to Acknowledgment and Confirmation

BETTER HOMES AND GARDENS REAL ESTATE LLC
BETTER HOMES AND GARDENS REAL ESTATE LICENSEE LLC
CENTURY 21 REAL ESTATE LLC
CGRN, INC.
COLDWELL BANKER LLC
COLDWELL BANKER REAL ESTATE LLC
ERA FRANCHISE SYSTEMS LLC
GLOBAL CLIENT SOLUTIONS LLC
ONCOR INTERNATIONAL LLC
REALOGY FRANCHISE GROUP LLC
REALOGY GLOBAL SERVICES LLC
REALOGY LICENSING LLC
SOTHEBY’S INTERNATIONAL REALTY AFFILIATES LLC
SOTHEBY’S INTERNATIONAL REALTY LICENSEE LLC
ZAPLABS LLC

By: /s/ ANDREW G. NAPURANO
Name: Andrew G. Napurano
Title: Chief Finance and Strategy Officer

Signature Page to Acknowledgment and Confirmation

ALPHA REFERRAL NETWORK LLC
BURGDORFF LLC
BURNET REALTY LLC
CAREER DEVELOPMENT CENTER, LLC
CB COMMERCIAL NRT PENNSYLVANIA LLC
CDRE TM LLC
CLIMB REAL ESTATE, INC.
COLDWELL BANKER COMMERCIAL PACIFIC PROPERTIES LLC
COLDWELL BANKER PACIFIC PROPERTIES LLC
COLDWELL BANKER REAL ESTATE SERVICES LLC
COLDWELL BANKER RESIDENTIAL BROKERAGE COMPANY
COLDWELL BANKER RESIDENTIAL BROKERAGE LLC
COLDWELL BANKER RESIDENTIAL REAL ESTATE LLC
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK
COLDWELL BANKER RESIDENTIAL REFERRAL NETWORK, INC.
COLORADO COMMERCIAL, LLC
CORCORAN GROUP LLC
HFS LLC
HFS.COM CONNECTICUT REAL ESTATE LLC
HFS.COM REAL ESTATE INCORPORATED
HFS.COM REAL ESTATE LLC
HOME REFERRAL NETWORK LLC
JACK GAUGHEN LLC
MARTHA TURNER PROPERTIES, L.P.
MARTHA TURNER SOTHEBY'S INTERNATIONAL REALTY REFERRAL COMPANY LLC
MTPGP, LLC
NRT ARIZONA COMMERCIAL LLC
NRT ARIZONA LLC
NRT ARIZONA REFERRAL LLC
NRT CAROLINAS LLC
NRT CAROLINAS REFERRAL NETWORK LLC
NRT COLORADO LLC
NRT COLUMBUS LLC
NRT COMMERCIAL LLC
NRT DEVELOPMENT ADVISORS LLC
NRT DEVONSHIRE LLC

NRT DEVONSHIRE WEST LLC
NRT FLORIDA LLC
NRT HAWAII REFERRAL, LLC
NRT LLC
NRT MID-ATLANTIC LLC
NRT MISSOURI LLC
NRT MISSOURI REFERRAL NETWORK LLC
NRT NEW ENGLAND LLC
NRT NEW YORK LLC
NRT NORTHFORK LLC
NRT PHILADELPHIA LLC
NRT PITTSBURGH LLC
NRT PROPERTY CARE LLC
NRT PROPERTY MANAGEMENT ARIZONA LLC
NRT PROPERTY MANAGEMENT ATLANTA LLC
NRT PROPERTY MANAGEMENT CALIFORNIA, INC.
NRT PROPERTY MANAGEMENT DC LLC
NRT PROPERTY MANAGEMENT DELAWARE LLC
NRT PROPERTY MANAGEMENT FLORIDA LLC
NRT PROPERTY MANAGEMENT ILLINOIS LLC
NRT PROPERTY MANAGEMENT LOUISIANA LLC
NRT PROPERTY MANAGEMENT MARYLAND LLC
NRT PROPERTY MANAGEMENT MINNESOTA LLC
NRT PROPERTY MANAGEMENT NEW JERSEY LLC
NRT PROPERTY MANAGEMENT NORTH CAROLINA LLC
NRT PROPERTY MANAGEMENT OKLAHOMA LLC
NRT PROPERTY MANAGEMENT PENNSYLVANIA LLC
NRT PROPERTY MANAGEMENT SOUTH CAROLINA LLC
NRT PROPERTY MANAGEMENT TEXAS LLC
NRT PROPERTY MANAGEMENT VIRGINIA LLC
(continued)

Signature Page to Acknowledgment and Confirmation

(continued from prior page)

NRT REFERRAL NETWORK LLC
NRT RELOCATION LLC
NRT RENTAL MANAGEMENT SOLUTIONS LLC
NRT REOEXPERTS LLC
NRT SUNSHINE INC.
NRT TEXAS LLC
NRT UTAH LLC
NRT WEST, INC.
NRT ZIPREALTY LLC
REAL ESTATE REFERRAL LLC
REAL ESTATE REFERRALS LLC
REAL ESTATE SERVICES LLC
REFERRAL ASSOCIATES OF NEW ENGLAND LLC
REFERRAL NETWORK LLC
REFERRAL NETWORK PLUS, INC.
REFERRAL NETWORK, LLC
SOTHEBY'S INTERNATIONAL REALTY REFERRAL COMPANY, LLC
SOTHEBY'S INTERNATIONAL REALTY, INC.
THE SUNSHINE GROUP, LTD.

By: /s/ ROGER FAVANO
Name: Roger Favano
Title: Chief Financial Officer

Signature Page to Acknowledgment and Confirmation

Schedule 2.01

JPMORGAN CHASE BANK, N.A	$96,500,000.00
BARCLAYS BANK PLC	$96,500,000.00
SUNTRUST BANK	$96,500,000.00
GOLDMAN SACHS BANK USA	$96,500,000.00
CAPITAL ONE, N.A	$96,500,000.00
CREDIT AGRICOLE CORPORATE & INVESTMENT BANK	$96,500,000.00
CITIZENS BANK, N.A	$96,500,000.00
BANK OF AMERICA, N.A.	$96,500,000.00
BANK OF MONTREAL	$84,000,000.00
TD SECURITIES	$65,000,000.00
THE BANK OF NOVA SCOTIA	$65,000,000.00
SANTANDER BANK, N.A	$65,000,000.00
WELLS FARGO BANK, N.A	$65,000,000.00
CREDIT SUISSE AG, CAYMAN ISLANDS BR	$65,000,000.00
PEOPLE'S UNITED BANK, N.A	$32,500,000.00
COMERICA BANK	$32,500,000.00
BBVA	$32,500,000.00
FIFTH THIRD BANK	$32,500,000.00
SIGNATURE BANK	$25,100,000.00
CREDIT INDUSTRIEL ET COMMERCIAL, NY BR	$10,000,000.00
TEXAS CAPITAL BANK, N.A	$9,250,000.00
WEBSTER BANK, N.A	$9,250,000.00
STIFEL BANK & TRUST	$9,250,000.00
FLUSHING BANK	$9,250,000.00
CHANG HWA COMMERCIAL BANK LTD, NY BR	$6,000,000.00
LIBERTY BANK	$6,000,000.00
TRISTATE CAPITAL BANK	$4,900,000.00